UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

March 29, 2011
Date of Report (Date of earliest event reported)

1st Financial Services Corporation
(Exact Name of Registrant as Specified in Charter)

North Carolina	000-53264	26-0207901
State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

101 Jack Street, Hendersonville, North Carolina	28792
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (828) 697-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INDEX

Page

Item 4.01 – Changes in Registrant’s Certifying Accountant	3
Item 5.02 – Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers	4
Item 9.01 – Financial Statements and Exhibits	4
Signatures	5

EX-16.1

Item 4.01 – Changes in Registrant’s Certifying Accountant.

On March 29, 2011 the Audit Committee of the Board of Directors (the “Audit Committee”) of 1st Financial Services Corporation (the “Company”) approved the engagement of Elliott Davis, PLLC (“Elliott Davis”) as the Company’s independent registered public accounting firm for the Company’s 2011 fiscal year.

During the fiscal years ended December 31, 2009 and December 31, 2010 and during the period from January 1, 2011 through March 29, 2011, neither the Company nor anyone on its behalf has consulted with Elliott Davis regarding (i) the application of accounting principles to a specific transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv), or any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Also on March 29, 2011, the Audit Committee received a letter from Brown Edwards & Company, LLP (“Brown Edwards”), the Company’s current independent registered public accounting firm, indicating that it declines to stand for re-appointment after completion of the audit for the Company’s 2010 fiscal year.

During the fiscal years ended December 31, 2009 and December 31, 2010, and during the period from January 1, 2011 through March 29, 2011, the Company had (i) no disagreements with Brown Edwards on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which that, if not resolved to Brown Edwards’ satisfaction, would have caused it to make reference to the subject matter of any such disagreement in connection with its reports for such years and interim periods and (ii) no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K during the two most recent fiscal years or the subsequent interim period.

Brown Edwards’ reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2009 and December 31, 2010, do not contain any adverse opinion or disclaimer of opinion, nor are they qualified or modified as to uncertainty, audit scope, or accounting principles.

The Company has provided Brown Edwards a copy of the disclosures it is making in this Current Report on Form 8-K prior to filing with the SEC and requested that Brown Edwards furnish the Company with a letter addressed to the SEC stating whether or not Brown Edwards agrees with the above statements. A copy of such letter, dated March 31, 2011 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

The decision to change the Company’s registered public accounting firm was approved by the Audit Committee.

Item 5.02 – Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

As previously announced on November 17, 2010, B. Lee Beason was terminated from his positions of Executive Vice President and Chief Operations Officer of the Company and Mountain 1st Bank & Trust Company, effective March 31, 2011.  On March 29, 2011, Mr. Beason announced his resignation from the Company’s and the Bank's Boards of Directors, effective March 31, 2011.

Item 9.01 – Financial Statements and Exhibits

The following exhibit is being furnished herewith:

Exhibit No.            Exhibit

16.1	Brown Edwards & Company, LLP’s letter to the Securities & Exchange Commission, dated March 31, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 4, 2011
1ST FINANCIAL SERVICES CORPORATION
(Registrant)

By:	/s/ Holly L. Schreiber
Holly L. Schreiber
Executive Vice President &
Chief Financial Officer

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